UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 31, 2009
COVANTA HOLDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-6732	95-6021257

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

40 Lane Road
Fairfield, New Jersey	07004

(Address of Principal Executive Offices)	(Zip Code)
(973) 882-9000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     (a) On March 31, 2009, the Board of Directors of Covanta Holding Corporation (the “Company”) approved an amendment to Section 3.1 of the Company’s Bylaws, which amendment shall become effective as of May 7, 2009, the date of the Company’s annual meeting of stockholders. The amendment to Section 3.1 of the Company’s Bylaws provides that the number of directors on the Board of Directors shall be from six (6) to twelve (12) and shall be fixed from time to time, within such minimum and maximum, by resolution of the Board of Directors. Prior to this amendment, the Bylaws provided that the number of directors on the Board of Directors was to be from six (6) to eleven (11).
     The Board of Directors approved this amendment in connection with its determination to nominate Joseph M. Holsten as a director of the Company and to include Mr. Holsten in the slate of director nominees recommended for election to the Board of Directors by the Company’s stockholders at the Company’s annual meeting. Mr. Holsten is currently the Chief Executive Officer and a director of LKQ Corporation (“LKQ”). Prior to joining LKQ, Mr. Holsten was the Chief Operating Officer of Waste Management, Inc. and the Chief Executive Officer of Waste Management International, plc.
     The foregoing description of the amendment to the Company’s Bylaws is qualified in its entirety by reference to the full text of the amended and restated Bylaws, a copy of which is attached hereto as Exhibit 3.1(ii) and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     On April 1, 2009, the Company issued a press release announcing the nomination of Mr. Holsten as a director of the Company. This press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.
     The information contained in this Item 7.01 and Exhibit 99.1 hereto is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit

3.1(ii)	Amended and Restated Bylaws of Covanta Holding Corporation, effective as of May 7, 2009.

99.1	Press Release, dated April 1, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: April 1, 2009
COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Timothy J. Simpson
Name:	Timothy J. Simpson
Title:	Executive Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit

3.1(ii)	Amended and Restated Bylaws of Covanta Holding Corporation, effective as of May 7, 2009.

99.1	Press Release, dated April 1, 2009.